Exhibit 10.2

DEMAND PROMISSORY  NOTE

U.S. $15,000.00	February 5, 2015

The undersigned,  Devago,  Inc.,  a  corporation  organized  under  the  laws  of  Nevada  (the  “Company”),  hereby  promises  to  pay  to  the  order  of  Jose Armando Acosta Crespo (together  with  its  successors  and  assigns,  the  “Holder”),  the  principal  sum  of  Fifteen  Thousand  ($15,000.00)  United  States  Dollars,  together  with  simple  interest  from  the  date  hereof  on  the  unpaid  balance  thereof  at  8%  per  annum,  on  the  date  two  business  days  after  receipt  of  demand  for  payment  (such  date,  the  “Maturity  Date”).

Interest shall be computed  on the  basis of a  365-day  year  or  366-day  year  as  applicable  and  actual  days  lapsed.  The  Company  shall have  the  privilege  of  prepaying  the  principal  under  this  Demand  Promissory  Note  (the  “Note”)  in  whole  or  in  part,  without  penalty or  premium  at  any time.  All  payments  hereunder  shall  be  applied  first  to  interest,  then  to  principal.  All  interest  due  and  payable  hereunder  shall  be  cumulated  and  accrue  interest  at  the  rate  hereunder.

Payments due  hereunder  are  to  be  made  by  wire  transfer  to  such  bank  account  of  the  Holder  as  the  Holder  may  from  time  to time  designate,  in  lawful  money  of  the  United  States  of  America.

This Note  and  all  amounts  outstanding  shall  immediately  and  automatically  mature  and  become  due  and  payable,  without  presentment,  demand,  protest  or  notice,  all  of  which  are  hereby  waived,  in  the  event  that  the  Company  files  a  voluntary  petition  in  bankruptcy  or  an  involuntary  petition  is  filed  against  it  and  not dismissed within  ten  days.

Neither this  Note nor any  term  hereof  may  be amended or  waived orally  or  in writing, except  that  any  term  of  this Note may  be  amended  and the  observance  of  any  term  of  this Note may  be  waived  (either  generally  or  in  a  particular  instance  and  either  retroactively  or  prospectively)  with  (but  only  with)  the  written  consent  of  the  Company  and  the  Holder.  This  Note  shall  inure  to  the  benefit  of  the  Holder  of  this  Note  and  the  Company  and  their respective successors  and  assigns and be binding  upon the  Holder of  this Note  and  the  Company  and  their  respective  successors  and  assigns.

The Holder  may  sell,  transfer,  assign,  encumber  or  otherwise  dispose  of  this  Note  in  whole  or  in  part,  other  than  as  may be  prohibited  by  applicable  law.

This Note  is  governed  by  and  shall  be  construed  and  enforced  in  accordance  with  the  laws  of  the  State  of  Nevada  for  contracts  made  and  wholly  performed  within  that  state  and  shall  be  construed  as  if  drafted  equally  by  the  Company  and  the  Holder.  The  Company  hereby  submits  to  the  exclusive  personal  jurisdiction of the  courts of  the  State  of  Nevada  and the  federal  courts  of  the  United  States sitting in  Clark  County,  and  any  appellate  court  from  any  such  state  or  federal  court.

No failure  or  delay  on  the  part  of  the  Holder  in  exercising  any  power  or  right  hereunder,  and  no  course  of  dealing between  the  Company  and  the  Holder  of  this Note, shall operate  as  a  waiver thereof, nor  shall  any  single  or  partial  exercise  of  any  such  right  or  power,  or  any  abandonment  or  discontinuance  of  steps  to  enforce  such  a  right  or power, preclude any  other or  further  exercise  thereof or  the  exercise  of  any  other  right or power.

As used  in  this  Note,  the  term  “business  day”  means  any  day  that  is  not  a  Saturday,  Sunday  or  other  day  on  which  the  commercial  banks  in  Las  Vegas,  Nevada  are  authorized  or  required  by  applicable  law  to  remain  closed.

Should any  provision  of  this  Note  be  judicially  declared  to  be  invalid,  unenforceable  or  void,  such  decision  will  not  have  the  effect  of  invalidating  or  voiding  the  remainder  of  this  Note,  and  the  parties  hereto agree that  the provision of  this  Note  so  held  to  be  invalid,  unenforceable  or  void  will  be  deemed  to  have  been  stricken  herefrom  and  the  remainder  will  have  the  same  force  and  effectiveness  as  if  such  provision  had  never  been    includedherein, provided, however the parties hereto shall use their best efforts to replace the provision so deemed to have been stricken herefrom with a provision that the parties reasonably believe tobe validand enforceable and whichhas a substantially identicaleconomic and legal effect as the provision so deemed tohave been stricken herefrom.

IN WITNESS  WHEREOF,  the  Company  has  caused  this  Note  to  be  made,  executed  and  delivered  by  its duly  authorized  officer  as  of  the  day  and  year  first written above.

Devago, Inc.

By: /s/ Jose Armando Acosta Crespo

Name:   Jose Armando Acosta Crespo

Title: President,  CEO  and  Director